UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 OR 15(d)
                  of the Securities and Exchange Act of 1934


                               January 18, 2005
                               ------------------
                                 Date of Report



                              ENVIROKARE TECH INC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)



       000-26095                                           88-0412549
-----------------------                        ---------------------------------
(Commission File Number                        (IRS Employer Identification No.)



             5850 T.G. Lee Blvd, Suite 535, Orlando, Florida 89120
             ------------------------------------------------------
               (address of Principal Executive Offices)(Zip Code)


                                 (407) 856-8882
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since last Report)

Section 3. Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

On January 12, 2005, the Registrant, in private sale of securities, delivered 1,400,000 shares of its common stock in exchange for $280,000 in cash paid by NOVA Chemicals, Inc. on December 7, 2004. This purchase was brought about by the exercise of Warrants previously issued to NOVA Chemicals, Inc. pursuant to the Company's Exclusivity Agreement with NOVA dated June 1, 2004 and the Extension Agreement extending the exclusivity period thereunder. This purchase was for consideration in addition to the consideration provided for and paid earlier under the Exclusivity Agreement and Extension Agreement.

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 18, 2005                 Envirokare Tech Inc


                                        /s/ George Kazantzis
                                        ------------------------------
                                        George Kazantzis, CEO